                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of Earliest Event Reported):
                       January 6, 1999 (December 31, 1998)





                            PRISON REALTY CORPORATION
    -------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                    MARYLAND                                                                         62-1763875
----------------------------------------------           -----------------------                 -----------------------
(State or other jurisdiction of incorporation)           (Commission File Number)                   (I.R.S. Employer
                                                                                                    Identification No.)


  10 BURTON HILLS BOULEVARD, NASHVILLE, TENNESSEE                                                              37215
----------------------------------------------------                                                       -------------
       (Address of principal executive offices)                                                              (Zip Code)



       Registrant's telephone number, including area code: (615) 263-0200



                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Effective January 1, 1999, Prison Realty Corporation, a Maryland corporation (the "Company"), completed the transactions contemplated by the Amended and Restated Agreement and Plan of Merger, dated September 29, 1998 (the "Merger Agreement"), by and among Corrections Corporation of America, a Tennessee corporation ("CCA"), CCA Prison Realty Trust, a Maryland real estate investment trust ("Prison Realty"), and the Company. The Merger Agreement and the transactions contemplated thereby were approved and adopted by the shareholders of CCA and Prison Realty at special meetings held on December 1, 1998 and December 3, 1998, respectively. The Company intends to operate so as to qualify as a real estate investment trust for federal income tax purposes (a "REIT").

         Pursuant to the terms of the Merger Agreement, each of CCA and Prison Realty was merged with and into the Company, with the Company being the surviving corporation. In the Merger, each issued and outstanding share of CCA common stock, $1.00 par value per share ("CCA Common Stock"), was converted into the right to receive 0.875 share of common stock, $0.01 par value per share, of the Company ("Company Common Stock"). Each issued and outstanding common share, $0.01 par value per share, of Prison Realty ("Prison Realty Common Shares") was converted into 1.0 share of Company Common Stock. Each issued and outstanding 8% Series A Cumulative Preferred Share, $0.01 par value per share, of Prison Realty ("Prison Realty Preferred Shares") was converted into 1.0 share of the 8% Series A Cumulative Preferred Stock, $0.01 par value per share, of the Company ("Company Preferred Stock"). Approximately 105,272,183 shares of Company Common Stock and 4,300,000 shares of Company Preferred Stock were exchanged in the Merger.

         As a result of the Merger, the CCA Common Stock, which prior to the Merger traded on the New York Stock Exchange (the "Exchange") under the symbol "CCA," and the Prison Realty Common Shares and Prison Realty Preferred Shares, which prior to the Merger traded on the Exchange under the symbols "PZN" and "PZN PrA", respectively, are no longer traded on the Exchange or on any other securities exchange or market. The Company Common Stock is traded on the Exchange under the symbol "PZN" and the Company Preferred Stock is traded on the Exchange under the symbol "PZN PrA". With the completion of the Merger, the Company Common Stock issued to CCA's shareholders and Prison Realty's shareholders is deemed to be registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), pursuant to Rule 12g-3(c) of the Securities and Exchange Commission (the "Commission").

         Immediately prior to and contemporaneously with the completion of the Merger, the Company, Prison Realty and CCA engaged in a series of transactions (the "Merger-Related Transactions") designed to provide for the strategic combination of the companies and to enable the Company to meet the requirements applicable to REITs. The Merger-Related Transactions are summarized as follows:

         - Immediately prior to the Merger, CCA sold to a newly formed management company, Correctional Management Services Corporation, a Tennessee corporation


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                  ("Operating Company"), all of the issued and outstanding
                  capital stock of certain wholly owned corporate subsidiaries of CCA, certain management contracts and certain other non-real estate assets related thereto, and entered into a trade name use agreement with Operating Company, as described herein. In exchange, CCA received an installment note in the principal amount of $137.0 million (the "Operating Company Note"), 100% of the non-voting common stock of Operating Company and certain additional consideration under the trade name use agreement as described below. The non-voting common stock represents a 9.5% economic interest in Operating Company. The Company has certain preemptive rights to maintain this interest pursuant to an agreement with Operating Company. The Operating Company Note is payable over 10 years and bears interest at a rate of 12% per annum. Interest only is payable for the first four years of the Operating Company Note, and the principal will be amortized over the following six years. To the extent Operating Company may generate available cash flow from operations in excess of amounts required to make payments under the Operating Company Credit Facility, as hereinafter defined and discussed, such funds shall be used to prepay the principal due under the Operating Company Note. Doctor R. Crants has guaranteed payment of 10% of the outstanding principal amount due under the Operating Company Note. The Operating Company Credit Agreement restricts Operating Company's payment of principal and interest due Company under the Operating Company Note in certain specified instances and further provides that payments due the Company under the Operating Company Note are subordinate and junior in right to the obligations and liabilities of Operating Company to General Electric Capital Corporation ("GECC").

         - Immediately prior to the Merger, CCA entered into a service mark and trade name use agreement with Operating Company (the "Trade Name Use Agreement"). Under the Trade Name Use Agreement, which has a term of ten years, CCA granted Operating Company the right to use the name "Corrections Corporation of America" and derivatives thereof, subject to specified terms and conditions therein. In consideration for such right, Operating Company is obligated to pay a fee equal to (i) 2.75% of the gross revenues of Operating Company for the first three years of the Trade Name Use Agreement; (ii) 3.25% of Operating Company's gross revenues for the following two years of the Trade Name Use Agreement; and (iii) 3.625% of Operating Company's gross revenues for the remaining term of the Trade Name Use Agreement, provided that the amount of such fee may not exceed (a) 2.75% of the gross revenues of the Company for the first three years of the Trade Name Use Agreement; (b) 3.5% of the Company's gross revenues of the Company for the following two years of the Trade Name Use Agreement; and (c) 3.875% of the Company's gross revenues for the remaining term of the Trade Name Use Agreement.


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

         - Immediately prior to the Merger, CCA transferred to Prison Management Services, LLC, a Delaware limited liability company, certain management contracts and all non-real estate assets relating to government-owned adult prison facilities. In exchange, CCA received 100% of the non-voting membership interest in Prison Management Services, LLC. This interest obligated Prison Management Services, LLC to make distributions to CCA equal to 95% of its net income, as determined in accordance with GAAP.

         - Immediately prior to the Merger, CCA transferred to Juvenile and Jail Facility Management Services, LLC, a Delaware limited liability company, certain management contracts and all non-real estate assets relating to government-owned jails and juvenile facilities. In exchange, CCA received 100% of the non-voting membership interest in Juvenile and Jail Facility Management Services, LLC. This interest obligated Juvenile and Jail Facility Management Services, LLC to make distributions to CCA equal to 95% of its net income, as determined in accordance with GAAP.

         - Immediately after the Merger, Prison Management Services, LLC merged with and into Prison Management Services, Inc., a Tennessee corporation ("Service Company A"), with Service Company A as the surviving company. In connection with this merger, the Company received 100% of the non-voting common stock of Service Company A. The non-voting common stock obligates Service Company A to pay dividends to the Company equal to 95% of its net income, as determined in accordance with GAAP.

         - Immediately after the Merger, Juvenile and Jail Facility Management Services, LLC merged with and into Juvenile and Jail Facility Management Services, Inc. ("Service Company B"), with Service Company B as the surviving company. In connection with this merger, the Company received 100% of the non-voting common stock of Service Company B. The non-voting common stock obligates Service Company B to pay dividends to the Company equal to 95% of its net income, as determined in accordance with GAAP.

         - Immediately after the Merger, all leases between CCA and Prison Realty were canceled and the Company and Operating Company entered into a master lease agreement (the "Master Agreement to Lease") and leases with respect to each property owned by the Company and managed by Operating Company (the "Operating Company Leases"). The term of the Operating Company Leases are 12 years which may be extended at fair market rates for three additional five-year periods upon the mutual agreement of the Company and Operating Company. Although the Company has general recourse to Operating Company under the Operating Company Leases, Operating Company's payment obligations under the Operating Company Leases are not secured by any assets of Operating Company. Operating Company's


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

                  obligations under the Operating Company Leases, however, are cross-defaulted. Pursuant to the terms of the Intercreditor and Subordination Agreement, the obligation of Operating Company to the Company under the Operating Company Leases are subordinate and junior in right of payment to all obligations and liabilities of Operating Company to GECC. In addition, pursuant to the terms of the Master Agreement to Lease, a portion of the rent due the Company under the Operating Company Leases shall be deferred if certain Operating Company financial criteria are not met.

         - Immediately after the Merger, the Company and Operating Company entered into a Right to Purchase Agreement (the "Right to Purchase Agreement") pursuant to which Operating Company granted to the Company a right to acquire, and lease back to Operating Company at fair market rental rates, any correctional or detention facility acquired or developed and owned by Operating Company in the future for a period of 10 years following the date inmates are first received at such facility. The initial annual rental rate on such facilities will be the fair market rental rate as determined by the Company and Operating Company. Additionally, Operating Company granted the Company a right of first refusal to acquire any Operating Company-owned correctional or detention facility should Operating Company receive an acceptable third party offer to acquire any such facility.

         - Immediately after the Merger, the Company entered into a services agreement (the "Services Agreement") with Operating Company pursuant to which Operating Company is to serve as a facilitator of the construction and development of additional facilities on behalf of the Company for a term of five years from the date of the Services Agreement. In such capacity, Operating Company will perform, at the direction of the Company, services needed in the construction and development of correctional and detention facilities, including services related to identification of potential additional facilities, preparation of proposals, project bidding, project design, government relations, and project marketing. In consideration for the performance of such services by Operating Company, the Company will pay a fee equal to 5% of the total capital expenditures (excluding the incentive fee discussed below and the 5% fee herein referred to) incurred in connection with the construction and development of a facility, plus an amount equal to $560 per new bed for facility preparation services provided by Operating Company prior to the date on which inmates are first received at such facility. Under the terms of the Services Agreement, the Company is not obligated to pay the services fee of $560 per new bed unless the rent payable under the Operating Company Lease for the facility being developed is determined based upon the fair market value of the facility with an applicable lease rate of at least 11.0%.

         - Immediately after the Merger, the Company entered into a tenant incentive agreement (the "Tenant Incentive Agreement") with Operating Company pursuant


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

                  to which the Company will pay to Operating Company an incentive fee to induce Operating Company to enter into Operating Company Leases with respect to those facilities developed and facilitated by Operating Company. The amount of the incentive fee will be $840 per new bed of each facility leased by Operating Company for which Operating Company has served as developer and facilitator. Under the terms of the Tenant Incentive Agreement, the Company is not obligated to pay the incentive fee with respect to a facility unless the rent payable under the Operating Company Lease for the facility is determined based upon the fair market value of the facility with an applicable lease rate of at least 11.0%. No fee will be payable with respect to additions to a facility.

         - Immediately after the Merger, each of Service Company A and Service Company B entered into an administrative services agreement with Operating Company (collectively, the "Administrative Services Agreements") pursuant to which employees of Operating Company's administrative departments will perform extensive administrative services (including but not limited to legal, finance, management information systems and government relations services), as needed, for the Service Companies. As consideration for the foregoing, each Service Company will pay Operating Company a management fee of $250,000 per month. This management fee will be increased annually at the rate of four percent per year. In addition, Operating Company entered into a trade name use agreement with each of the Service Companies under which Operating Company granted to each of the Service Companies the right to use the name "Corrections Corporation of America" and derivatives thereof, subject to specified terms and conditions therein.

         As a result of the Merger, the Company acquired assets including detention and correctional facilities previously owned by CCA or Prison Realty and ownership of the name "Corrections Corporation of America" and derivatives thereof. The Company also succeeded to CCA's rights under the Operating Company Note and the Trade Name Use Agreement and, as a result of the Merger, owns an interest in Operating Company, Service Company A and Service Company B. For additional information concerning the Merger and the business and operations of the Company following the Merger, please see the Prospectus filed on October
30, 1998 included in the Company's Registration Statement on Form S-4 filed with the Commission on September 30, 1998 and declared effective on October 16, 1998 (File No. 333-65017)(the "Registration Statement").

         In connection with the merger of CCA with and into the Company, the Company assumed or issued in exchange for similar current outstanding securities
(i) $7.0 million 8.5% Convertible Subordinated Notes due November 7, 1999, originally issued to Sodexho Alliance, S.A. ("Sodexho") by CCA on June 23, 1994, which are convertible into 1,709,699 shares of Company Common Stock at a conversion price of $4.094 per share; (ii) $20.0 million 7.5% Convertible Subordinated Notes due February 28, 2002, originally issued to Sodexho by CCA on February 28, 1996, which are convertible into 701,135 shares of Company Common Stock at a conversion price of $28.525 per


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share; (iii) $30.0 million 7.5% Convertible Subordinated Notes due February 28,
2005, issued by the Company to PMI Mezzanine Fund, L.P. ("PMI"), which are convertible into 1,094,120 shares of the Company Common Stock at a conversion price of $27.419 per share and which replace the convertible subordinated notes originally issued by CCA to PMI on February 29, 1996; and (iv) the forward contract of CCA whereby CCA agreed to sell to Sodexho up to $20.0 million of convertible subordinated notes at any time prior to December 1999. The notes which may be purchased pursuant to the forward contract will bear interest at LIBOR, as hereinafter defined, plus 1.35% and will be convertible into shares of Company Common Stock at a conversion price of $7.80 per share.

         A copy of the press release announcing the completion of the Merger is attached hereto as Exhibit 99.1.

ITEM 5.  OTHER EVENTS

         Descriptions of the Company Common Stock and Company Preferred Stock are set forth under the caption "New Prison Realty Capital Stock" in the Registration Statement which is incorporated herein by reference.

         In connection with the completion of the Merger, the Company obtained a $650.0 million term loan and revolving credit facility pursuant to the terms of a Credit Agreement dated as of January 1, 1999, by and among the Company and certain of its subsidiaries and NationsBank, N.A., as Administrative Agent, Lehman Commercial Paper, Inc., as Documentation Agent, and the Bank of Nova Scotia, as Syndication Agent (the "Credit Facility"). The Credit Facility provides the Company with a $400.0 million revolving credit facility (the "Revolving Credit Facility") and a $250.0 million term loan facility (the "Term Loan Facility"). The Revolving Credit Facility matures January 1, 2002 and the Term Loan Facility matures January 1, 2003. The Credit Facility is secured by substantially all the assets of the Company. The Revolving Credit Facility bears interest at variable rates of interest based on a spread over the base rate or the London Interbank Offered Rate ("LIBOR") (as elected by the Company), which spread is determined by reference to the Company's credit rating. The spread ranges from .25% to 1.25% for base rate loans and from 1.375% to 2.75% for LIBOR rate loans. The Company is currently not rated. As such, under the terms of the Credit Agreement, the initial interest rate spreads will be 1.00% for base rate loans and 2.50% for LIBOR rate loans. The Term Loan Facility bears interest at a variable base rate equal to 3.25% in excess of LIBOR. The Revolving Credit Facility also allows for a $150.0 million letter of credit sub-facility, enabling the Company to obtain letters of credit for general corporate purposes. Upon the initial funding of the Credit Facility the Company has $340.0 million currently outstanding under the Revolving Credit Facility and $250.0 million currently outstanding under the Term Loan Facility. Amounts drawn under the Revolving Credit Facility included $114.0 million required to temporarily cash collateralize outstanding Letters of Credit which are not yet reissued under the Credit Facility. Approximately $502.0 million of amounts currently outstanding under the Credit Facility was used to repay outstanding indebtedness under Prison Realty's and CCA's credit facilities prior to the Merger.

         Also in connection with the completion of the Merger, Operating Company obtained a revolving credit facility of up to $30.0 million pursuant to the terms of a Credit Agreement, dated as of December 31, 1998 (the "Operating Company Credit Agreement"), with GECC for itself, as lender, and as agent for other lenders signatory thereto. No amounts are currently outstanding under the Operating Company facility. In order to facilitate this credit facility, the


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Company executed in favor of GECC a Standstill Agreement (the "Standstill
Agreement") and an Intercreditor and Subordination Agreement (the "Intercreditor and Subordination Agreement").

         The Standstill Agreement provides, among other things, that the Company will not terminate any of the Operating Company Leases or the Trade Name Use Agreement between the Company and Operating Company until all obligations of Operating Company to GECC under the Credit Agreement have been paid in full, and, upon the occurrence of certain events of default, the Company will not take any other remedial action under such agreements. In addition, the Master Agreement of Lease provides that ten percent (10%) of the Base Rent and the Additional Rent under each Lease shall be deferred if Operating Company's EBITDA as of the end of any trailing four quarter period is $5.0 million or more less than Operating Company's projected management case as provided to GECC with respect to such period, and such deferral will continue until Operating Company's EBITDA as of the end of any subsequent trailing four quarter period is equal to or greater than such management case. Once such deferral ceases, the deferred rent is due and payable by Operating Company on a quarterly basis within sixty (60) days after the end of each quarter following the termination of the deferral.

         The Intercreditor and Subordination Agreement provides that the Operating Company Note and all other obligations of Operating Company to the Company are subordinate and junior in right of payment to all obligations and liabilities of Operating Company to GECC under the Operating Company Credit Agreement. The Operating Company Credit Agreement provides that Operating Company shall make scheduled payments of interest with respect to the Operating Company Note in cash only if, among other things, Operating Company achieves on a trailing four quarter basis at least $10.0 million more of EBITDA than 100% of Operating Company's projected management case as provided to GECC. Even if the cash payment of interest is deferred, the Operating Company Credit Agreement permits Operating Company to make scheduled payments of interest on the Operating Company Note by making payments in kind.


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

         Based upon (i) the Company's current view of its anticipated results of operations, (ii) the views of Operating Company as to when it will need to make borrowings under the Operating Company Credit Agreement and (iii) Operating Company's view that, if necessary, it can refinance the Operating Company Credit Agreement to include terms more favorable than those currently contained in the Standstill Agreement and the Intercreditor and Subordination Agreement, the Company does not believe that the provisions of the Standstill Agreement and the Intercreditor and Subordination Agreement will have a material effect on its liquidity or results of operations.

         The Company also agreed to sell $40.0 million principal amount of Convertible Subordinated Notes (the "Notes") to MDP Ventures IV LLC, a New York limited liability company ("MDP"), pursuant to the terms of a Note Purchase Agreement dated December 31, 1998 by and between the Company and MDP. The first $20.0 million tranche was closed on December 31, 1998 and the second $20.0 million tranche is expected to close on January 29, 1999. The Notes bear or will bear interest at 9.5% per annum and are due December 31, 2008 and January 29, 2009, respectively. The Notes are convertible into shares of Company Common Stock at a conversion price of approximately $28.00 per share, as may be adjusted under the terms of the Note Purchase Agreement. The Company also entered into a Registration Rights Agreement with MDP regarding the registration of the shares of Company Common Stock to be issued to MDP upon conversion of the Notes.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements of Businesses Acquired. Pursuant to Rule 12b-23 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company hereby incorporates by reference the consolidated financial information of Prison Realty, CCA and Operating Company included in its Registration Statement, or incorporated by reference therein, previously filed with the Commission.

         (b) Pro Forma Financial Information. Pursuant to Rule 12-23 of the Exchange Act, the Company hereby incorporates by reference the pro forma combined financial information of the Company included in its Registration Statement previously filed with the Commission.

         (c) Exhibits. The following exhibits are filed herewith or incorporated by reference hereto:

Exhibit
Number                          Description of Exhibits

2.1 Amended and Restated Agreement and Plan of Merger, dated as of September 29, 1998, by and among Corrections Corporation of
                  America ("CCA"), CCA Prison Realty Trust ("Prison Realty") and
                  Prison Realty Corporation (the "Company") (included as
                  Appendix A to the Prospectus filed pursuant to Rule 424(b)(4)
                  included in the Company's Registration Statement on Form S-4 filed


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

                  with the Securities and Exchange Commission on September 30,
                  1998, as declared effective on October 16, 1998 (File No.
                  333-65017)(the "Registration Statement"))(as directed by Item
                  601(b)(1) of Regulation S-K, certain schedules and exhibits to this document are omitted from this filing, and the Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request).

3.1 Charter of the Company (previously filed as Exhibit 3.1 to the Registration Statement and incorporated herein by reference).

3.2               Amended and Restated Bylaws of the Company.

4.1 Provisions defining the rights of stockholders are found in Sections SIXTH through SEVENTH and Article II in the Charter and Bylaws, respectively, of the Company (included as Exhibits
                  3.1 and 3.2 hereto).

4.2               Specimen of certificate representing the Company's Common
                  Stock (previously filed as Exhibit 4.2 to the Registration
                  Statement and incorporated herein by reference).

4.3               Specimen of certificate representing the Company's 8.0% Series
                  A Cumulative Preferred Stock (previously filed as Exhibit 4.3 to the Registration Statement and incorporated herein by reference).

4.4 8.5% Convertible, Subordinated Note due November 7, 1999 made payable to Sodexho Alliance, S.A. ("Sodexho") in the aggregate principal amount of $7.0 million (previously filed as Exhibit
                  2 to CCA's Report on Form 8-K (filed on June 30, 1994) and incorporated herein by reference).

4.5 7.5% Convertible, Subordinated Note due February 28, 2002 made payable to Sodexho in the aggregate principal amount of $20.0 million (previously filed as Exhibit 4(v) to CCA's Annual
                  Report on Form 10-K (filed on March 31, 1997) and incorporated herein by reference).

4.6 7.5% Convertible, Subordinated Note due February 28, 2005 made payable to PMI Mezzanine Fund, L.P. in the aggregate principal amount of $30.0 million.

4.7               Note from Company made payable to MDP Ventures IV LLC dated
                  December 31, 1998 in the principal amount of $20.0 million.

10.1 Master Agreement to Lease dated as of January 1, 1999 by and between the Company, USCC, Inc. and Correctional Management
                  Services Corporation ("CMSC").


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

10.2              Form of Lease Agreement by and between the Company and CMSC.

10.3 Right to Purchase Agreement dated as of January 1, 1999 by and between the Company and CMSC.

10.4              Service Mark and Trade Name Use Agreement dated as of December
                  31, 1998 by and between CCA and CMSC.

10.5              Service Mark and Trade Name Use Agreement dated as of December
                  31, 1998 by and between CMSC and Prison Management Services, LLC.

10.6              Service Mark and Trade Name Use Agreement dated as of December
                  31, 1998 by and between CMSC and Juvenile and Jail Facility
                  Management Services, LLC.

10.7 Promissory Note dated December 31, 1998 executed by CMSC made payable to CCA in the principal amount of $137.0 million.

10.8 Guaranty Agreement dated December 31, 1998 executed and delivered by Doctor R. Crants to CCA.

10.9 Assignment Agreement dated as of December 31, 1998 by and between CCA and Corrections Partners, Inc. and related Bill of Sale.

10.10 Assignment Agreement dated as of December 31, 1998 by and among Corrections Partners, Inc., Concept Incorporated,
                  TransCor America, Inc., certain other subsidiaries of CCA, and CMSC and related Bill of Sale.

10.11 Contribution Agreement dated as of December 31, 1998 by and between CCA and CMSC.

10.12 Contribution Agreement dated as of December 31, 1998 by and between CCA and Prison Management Services, LLC.

10.13 Contribution Agreement dated as of December 31, 1998 by and between CCA and Juvenile and Jail Facility Management
                  Services, LLC.


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

10.14             Assignment and Assumption Agreement dated as of December 31,
                  1998 by and among CCA, Corrections Partners, Inc., Gadsden
                  Correctional Institute, Inc., and Prison Management Services,
                  LLC.

10.15             Assignment and Assumption Agreement dated as of December 31,
                  1998 by and among CCA, Concept Incorporated, Corrections
                  Partners, Inc. and Juvenile and Jail Facility Management
                  Services, LLC.

10.16 Services Agreement dated as of January 1, 1999 by and between the Company and CMSC.

10.17 Tenant Incentive Agreement dated as of January 1, 1999 by and between the Company and CMSC.

10.18             Securities Purchase Agreement, dated June 23, 1994, between
                  CCA and Sodexho (previously filed as Exhibit 2 to CCA's Report on Form 8-K (filed June 30, 1994) and incorporated herein by reference).

10.19             Amendment No. 1 to Securities Purchase Agreement, dated as of
                  July 11, 1995, between Sodexho and CCA (previously filed as
                  Exhibit 10.145 to CCA's Annual Report on Form 10-K (filed on
                  March 29, 1996) and incorporated herein by reference).

10.20             Amendment No. 2, dated December 31, 1996, to Securities
                  Purchase Agreement, dated as of June 23, 1994, between Sodexho and CCA (previously filed as Exhibit 10.162 to CCA's Annual
                  Report on Form 10-K (filed on March 31, 1997) and incorporated herein by reference).

10.21 1997 Amendment to 1994 Securities Purchase Agreement by and between CCA and Sodexho, dated December 30, 1997 (previously filed as Exhibit 4(bb) to CCA's Annual Report on Form 10-K
                  (filed on March 30, 1998) and incorporated herein by reference).

10.22 Note Purchase Agreement, dated as of January 1, 1999, by and between CCA and PMI Mezzanine Fund, L.P., including, as
                  Exhibit R-1 thereto, Registration Rights Agreement, dated as of January 1, 1999, by and between CCA and PMI Mezzanine Fund,
                  L.P.

10.23 Note Purchase Agreement, dated as of April 5, 1996, by and among Sodexho and CCA, relating to the issuance of 7.5%
                  Convertible, Subordinated Notes in the aggregate principal amount of $20.0 million (previously filed as Exhibit 4(w) to


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

                  CCA's Annual Report on Form 10-K (filed on March 31, 1997) and incorporated herein by reference).

10.24             Registration Rights Agreement with respect to Note Purchase
                  Agreement, dated as of April 5, 1996, by and between Sodexho and CCA (previously filed as Exhibit 4(x) to CCA's Annual
                  Report on Form 10-K (filed on March 31, 1997) and incorporated herein by reference).

10.25             Agreement in Principle by and among Sodexho CCA and Prison
                  Realty (previously filed as Exhibit 10.13 to the Registration
                  Statement and incorporated herein by reference)

10.26 Administrative Services Agreement dated as of January 1, 1999 by and between CMSC and Prison Management Services, Inc.

10.27 Administrative Services Agreement dated as of January 1, 1999 by and between CMSC and Juvenile and Jail Facility Management
                  Services, Inc.

10.28 Employment Agreement dated as of January 1, 1999 by and between Doctor R. Crants and the Company.

10.29 Employment Agreement dated as of January 1, 1999 by and between Doctor R. Crants and CMSC.

10.30 Employment Agreement dated as of January 1, 1999 by and between J. Michael Quinlan and the Company.

10.31             Amended and Restated Charter of Prison Management Services,
                  Inc.

10.32             Amended and Restated Charter of Juvenile and Jail Facility
                  Management Services, Inc.

10.33 Credit Agreement dated as of January 1, 1999 by and among the Company and certain of it subsidiaries and NationsBank, N.A., as Administrative Agent, Lehman Commercial Paper, Inc., as
                  Documentation Agent, and the Bank of Nova Scotia, as
                  Syndication Agent.

10.34 Standstill Agreement dated as of December 31, 1998 executed by the Company in favor of General Electric Capital Corporation
                  ("GECC").

10.35             Intercreditor and Subordination Agreement dated as of December
                  31, 1998 executed by the Company in favor of GECC.

10.36 Note Purchase Agreement dated as of December 31, 1998 by and between the Company and MDP Ventures IV LLC.

10.37 Registration Rights Agreement dated as of December 31, 1998 by and between the Company and MDP Ventures IV LLC.

10.38 Preemptive Rights Agreement dated as of January 1, 1999 by and between the Company and CMSC.

23.1              Consent of Arthur Andersen LLP with respect to Prison Realty.

23.2              Consent of Arthur Andersen LLP with respect to CCA.

23.3              Consent of Arthur Andersen LLP with respect to CMSC.

99.1 Press Release dated January 4, 1999, announcing the completion of the Merger.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 1999

                                      PRISON REALTY CORPORATION


                                      By: /s/ Vida H. Carroll
                                         -----------------------------------
                                         Vida H. Carroll,
                                         Chief Financial Officer and Secretary

                                  EXHIBIT INDEX

Exhibit
Number                          Description of Exhibits

2.1 Amended and Restated Agreement and Plan of Merger, dated as of September 29, 1998, by and among Corrections Corporation of
                  America ("CCA"), CCA Prison Realty Trust ("Prison Realty") and
                  Prison Realty Corporation (the "Company") (included as
                  Appendix A to the Prospectus filed pursuant to Rule 424(b)(4)
                  included in the Company's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on September
                  30, 1998, as declared effective on October 16, 1998 (File No.
                  333-65017)(the "Registration Statement"))(as directed by Item
                  601(b)(1) of Regulation S-K, certain schedules and exhibits to this document are omitted from this filing, and the Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request).

3.1 Charter of the Company (previously filed as Exhibit 3.1 to the Registration Statement and incorporated herein by reference).

3.2               Amended and Restated Bylaws of the Company.

4.1 Provisions defining the rights of stockholders are found in Sections SIXTH through SEVENTH and Article II in the Charter and Bylaws, respectively, of the Company (included as Exhibits
                  3.1 and 3.2 hereto).

4.2               Specimen of certificate representing the Company's Common
                  Stock (previously filed as Exhibit 4.2 to the Registration
                  Statement and incorporated herein by reference).

4.3               Specimen of certificate representing the Company's 8.0% Series
                  A Cumulative Preferred Stock (previously filed as Exhibit 4.3 to the Registration Statement and incorporated herein by reference).

4.4 8.5% Convertible, Subordinated Note due November 7, 1999 made payable to Sodexho Alliance, S.A. ("Sodexho") in the aggregate principal amount of $7.0 million (previously filed as Exhibit
                  2 to CCA's Report on Form 8-K (filed on June 30, 1994) and incorporated herein by reference).

4.5 7.5% Convertible, Subordinated Note due February 28, 2002 made payable to Sodexho in the aggregate principal amount of $20.0 million (previously filed as Exhibit 4(v) to CCA's Annual
                  Report on Form 10-K (filed on March 31, 1997) and incorporated herein by reference).

4.6 7.5% Convertible, Subordinated Note due February 28, 2005 made payable to PMI Mezzanine Fund, L.P. in the aggregate principal amount of $30.0 million.

4.7               Note from Company made payable to MDP Ventures IV LLC dated
                  December 31, 1998 in the principal amount of $20.0 million.

10.1 Master Agreement to Lease dated as of January 1, 1999 by and between the Company, USCC, Inc. and Correctional Management
                  Services Corporation ("CMSC").

10.2              Form of Lease Agreement by and between the Company and CMSC.

10.3 Right to Purchase Agreement dated as of January 1, 1999 by and between the Company and CMSC.

10.4              Service Mark and Trade Name Use Agreement dated as of December
                  31, 1998 by and between CCA and CMSC.

10.5              Service Mark and Trade Name Use Agreement dated as of December
                  31, 1998 by and between CMSC and Prison Management Services,
                  LLC.

10.6              Service Mark and Trade Name Use Agreement dated as of December
                  31, 1998 by and between CMSC and Juvenile and Jail Facility
                  Management Services, LLC.

10.7 Promissory Note dated December 31, 1998 executed by CMSC made payable to CCA in the principal amount of $137.0 million.

10.8 Guaranty Agreement dated December 31, 1998 executed and delivered by Doctor R. Crants to CCA.

10.9 Assignment Agreement dated as of December 31, 1998 by and between CCA and Corrections Partners, Inc. and related Bill of Sale.

10.10 Assignment Agreement dated as of December 31, 1998 by and among Corrections Partners, Inc., Concept Incorporated,
                  TransCor America, Inc., certain other subsidiaries of CCA, and CMSC and related Bill of Sale.

10.11 Contribution Agreement dated as of December 31, 1998 by and between CCA and CMSC.

10.12 Contribution Agreement dated as of December 31, 1998 by and between CCA and Prison Management Services, LLC.

10.13 Contribution Agreement dated as of December 31, 1998 by and between CCA and Juvenile and Jail Facility Management
                  Services, LLC.

10.14             Assignment and Assumption Agreement dated as of December 31,
                  1998 by and among CCA, Corrections Partners, Inc., Gadsden
                  Correctional Institute, Inc., and Prison Management Services,
                  LLC.

10.15             Assignment and Assumption Agreement dated as of December 31,
                  1998 by and among CCA, Concept Incorporated, Corrections
                  Partners, Inc. and Juvenile and Jail Facility Management
                  Services, LLC.

10.16 Services Agreement dated as of January 1, 1999 by and between the Company and CMSC.

10.17 Tenant Incentive Agreement dated as of January 1, 1999 by and between the Company and CMSC.

10.18             Securities Purchase Agreement, dated June 23, 1994, between
                  CCA and Sodexho (previously filed as Exhibit 2 to CCA's Report on Form 8-K (filed June 30, 1994) and incorporated herein by reference).

10.19             Amendment No. 1 to Securities Purchase Agreement, dated as of
                  July 11, 1995, between Sodexho and CCA (previously filed as
                  Exhibit 10.145 to CCA's Annual Report on Form 10-K (filed on
                  March 29, 1996) and incorporated herein by reference).

10.20             Amendment No. 2, dated December 31, 1996, to Securities
                  Purchase Agreement, dated as of June 23, 1994, between Sodexho and CCA (previously filed as Exhibit 10.162 to CCA's Annual
                  Report on Form 10-K (filed on March 31, 1997) and incorporated herein by reference).

10.21 1997 Amendment to 1994 Securities Purchase Agreement by and between CCA and Sodexho, dated December 30, 1997 (previously filed as Exhibit 4(bb) to CCA's Annual Report on Form 10-K
                  (filed on March 30, 1998) and incorporated herein by reference).

10.22 Note Purchase Agreement, dated as of January 1, 1999, by and between CCA and PMI Mezzanine Fund, L.P., including, as
                  Exhibit R-1 thereto, Registration Rights

                  Agreement, dated as of January 1, 1999, by and between CCA and PMI Mezzanine Fund, L.P.

10.23 Note Purchase Agreement, dated as of April 5, 1996, by and among Sodexho and CCA, relating to the issuance of 7.5%
                  Convertible, Subordinated Notes in the aggregate principal amount of $20.0 million (previously filed as Exhibit 4(w) to CCA's Annual Report on Form 10-K (filed on March 31, 1997) and incorporated herein by reference).

10.24             Registration Rights Agreement with respect to Note Purchase
                  Agreement, dated as of April 5, 1996, by and between Sodexho and CCA (previously filed as Exhibit 4(x) to CCA's Annual
                  Report on Form 10-K (filed on March 31, 1997) and incorporated herein by reference).

10.25             Agreement in Principle by and among Sodexho CCA and Prison Realty
                  (previously filed as Exhibit 10.13 to the Registration
                  Statement and incorporated herein by reference)

10.26 Administrative Services Agreement dated as of January 1, 1999 by and between CMSC and Prison Management Services, Inc.

10.27 Administrative Services Agreement dated as of January 1, 1999 by and between CMSC and Juvenile and Jail Facility Management
                  Services, Inc.

10.28 Employment Agreement dated as of January 1, 1999 by and between Doctor R. Crants and the Company.

10.29 Employment Agreement dated as of January 1, 1999 by and between Doctor R. Crants and CMSC.

10.30 Employment Agreement dated as of January 1, 1999 by and between J. Michael Quinlan and the Company.

10.31             Amended and Restated Charter of Prison Management Services,
                  Inc.

10.32             Amended and Restated Charter of Juvenile and Jail Facility
                  Management Services, Inc.

10.33 Credit Agreement dated as of January 1, 1999 by and among the Company and certain of it subsidiaries and NationsBank, N.A., as Administrative Agent, Lehman

                  Commercial Paper, Inc., as Documentation Agent, and the Bank of Nova Scotia, as Syndication Agent.

10.34 Standstill Agreement dated as of December 31, 1998 executed by the Company in favor of General Electric Capital Corporation.

10.35             Intercreditor and Subordination Agreement dated as of December
                  31, 1998 executed by the Company in favor of General Electric
                  Capital Corporation.

10.36 Note Purchase Agreement dated as of December 31, 1998 by and between the Company and MDP Ventures IV LLC.

10.37 Registration Rights Agreement dated as of December 31, 1998 by and between the Company and MDP Ventures IV LLC.

10.38 Preemptive Rights Agreement dated as of January 1, 1999 by and between the Company and CMSC.

23.1              Consent of Arthur Andersen LLP with respect to Prison Realty.

23.2              Consent of Arthur Andersen LLP with respect to CCA.

23.3              Consent of Arthur Andersen LLP with respect to CMSC.

99.1 Press Release dated January 4, 1999, announcing the completion of the Merger.